UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 12, 2017

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 S. Beckham
Tyler, TX 75701
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (903) 531-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Mergers. On June 12, 2017, Southside Bancshares, Inc., a Texas corporation (“Southside”), and Rocket Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of Southside (“Merger Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Diboll State Bancshares, Inc., a Texas corporation (“Diboll”). The Merger Agreement provides that, subject to the terms and conditions thereof, Merger Subsidiary will merge with and into Diboll (the “First Merger”), with Diboll continuing as the surviving corporation (the “Surviving Corporation”), and then immediately after the First Merger and as a part of an integrated plan, the Surviving Corporation will merge with and into Southside (the “Second Merger,” and together with the First Merger, the “Mergers”), with Southside as the surviving corporation. The Board of Directors of Southside (the “Board”) unanimously approved the Merger Agreement on June 12, 2017.

Pursuant to the Merger Agreement, at the effective time of the First Merger, each outstanding share of common stock of Diboll, par value $1.00 per share (the “Diboll Common Stock”), issued and outstanding immediately prior to the effective time of the Mergers (other than any Cancelled Shares and any Dissenting Shares, as such terms are defined in the Merger Agreement), will cease to be outstanding and will be converted into the right to receive (i) a cash amount (the “Cash Consideration”) equal to the quotient of up to $25,000,000, less the amount paid by Diboll upon the cashless exercise of stock options for cash prior to the closing of the First Merger and subject to adjustment based on Diboll’s closing net book value, divided by the number of shares of Diboll Common Stock issued and outstanding immediately prior to the effective time of the Mergers (after giving effect to any valid exercises of outstanding Diboll equity awards prior to the effective time of the Mergers) (the “Diboll Outstanding Share Number”), and (ii) a number of shares of common stock, par value $1.25 per share, of Southside (“Southside Common Stock”), equal to the quotient of 5,535,000 divided by the Diboll Outstanding Share Number (the “Stock Consideration,” and together with the Cash Consideration, the “Per Share Merger Consideration”), without interest, on the terms and subject to the conditions set forth in the Merger Agreement. Shares of Diboll Common Stock owned directly by Southside or Diboll will be cancelled and shall not be entitled to receive the Per Share Merger Consideration, subject to certain exceptions set forth in the Merger Agreement.

Immediately following the Second Merger, First Bank and Trust East Texas, a Texas banking association (“Diboll Bank Subsidiary”) and, immediately prior to the First Merger, a wholly-owned subsidiary of Diboll, will merge with and into Southside Bank, a Texas banking association and wholly-owned subsidiary of Southside, with Southside Bank surviving the merger (the “Bank Merger”). As a result, upon completion of the transactions contemplated by the Merger Agreement, Southside, the surviving entity following both the First and Second Mergers, will own Southside Bank, the surviving entity in the Bank Merger.

Treatment of Equity Awards. Pursuant to the Diboll State Bancshares, Inc. Incentive Stock Option 2014 - Plan, and the individual award agreements granted thereunder, all outstanding equity awards shall terminate as of the effective time of the Mergers, and shall thereafter be null and void. Holders of stock options granted under such plan will have the opportunity to exercise their options prior to the effective time of the Mergers.

Board of Directors. Upon completion of the Mergers, Southside will increase the size of the Board and appoint two then-current directors of Diboll to serve as directors of Southside, at least one of whom will be an independent director of Southside. The two designees will be appointed to serve a term that expires at the Annual Meeting of Shareholders of Southside in 2018, and the Nominating Committee of the Board shall consider in good faith the nomination for re-election of each such director one of which will be considered for re-election for a term that expires at the Annual Meeting of Shareholders in 2020 and the other director will be considered for re-election for a term that expires at the Annual Meeting of Shareholders in 2019.

Representations, Warranties and Covenants; No Solicitation. Each of Southside and Diboll has made customary representations, warranties and covenants in the Merger Agreement. Additionally, Diboll has agreed (i) not to solicit, initiate or facilitate any alternative business combination transaction or, subject to certain exceptions, participate in discussions or negotiations regarding, or furnish any non-public information relating to, any alternative business combination transaction or (ii) subject to certain exceptions, not to withdraw or modify in a manner adverse to Southside or Merger Subsidiary, the recommendation of the Diboll board of directors that Diboll’s shareholders approve the First Merger. In the event that Diboll receives a proposal with respect to an alternative business combination transaction that the Diboll board of directors determines is superior to the Mergers, Southside will have an opportunity to match the terms of such proposal, subject to certain requirements.

Conditions to Closing. Consummation of the Mergers is subject to various customary conditions, including (i) approval of the First Merger by shareholders of Diboll holding two-thirds of the outstanding shares of Diboll Common Stock; (ii) the listing on NASDAQ of the aggregate Stock Consideration; (iii) the U.S. Securities and Exchange Commission (“SEC”) having declared effective Southside’s registration statement covering the issuance of shares of Southside Common Stock in the First Merger; (iv)

the receipt of certain regulatory approvals; (v) the receipt by each party of a tax opinion to the effect that the Mergers will qualify as a reorganization within the meaning of 368(a) of the Internal Revenue Code of 1986, as amended; (vi) the accuracy of certain representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Merger Agreement (subject to customary materiality qualifiers) and (vii) the absence of a material adverse effect with respect to the either Southside or Diboll.

Termination; Termination Fee. The Merger Agreement contains certain termination rights, including the right, subject to certain exceptions, of either party to terminate the Merger Agreement if the Merger is not consummated on or prior to March 12, 2018, and the right of Diboll to terminate the Merger Agreement, subject to certain conditions, to accept a business combination transaction deemed to be superior to the Mergers by the Diboll board of directors. In certain circumstances specified in the Merger Agreement, Diboll is required to pay a termination fee of $9.0 million to Southside in the event of a termination of the Merger Agreement. Additionally, under certain circumstances, Southside and Diboll may each seek specific performance of the other party’s obligations under the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement (i) were made solely for purposes of the Merger Agreement, (ii) may be subject to important exceptions, qualifications, limitations and supplemental information agreed upon by the contracting parties, (iii) will not survive the closing of the Mergers, (iv) are subject to materiality standards which may differ from what may be viewed as material to investors and (v) were made only as of the date of the Merger Agreement or such other date as specified in the Merger Agreement.

Voting and Support Agreement

On June 12, 2017, concurrently with the execution of the Merger Agreement, Southside entered into voting and support agreements (the “Support Agreements”) with each director and certain significant shareholders of Diboll, solely in their capacity as shareholders of Diboll, pursuant to which each such person agreed to, among other things, vote their shares in favor of the approval of the Mergers and the other transactions contemplated by the Merger Agreement, and the approval of any proposal to adjourn or postpone a meeting if there are not sufficient votes for the adoption and approval of the Merger Agreement at the special meeting, and against certain other actions, proposals, transactions or agreements that would be detrimental to the consummation of the Mergers. Pursuant to the Support Agreements, the Diboll directors and significant shareholders also agreed not to sell or otherwise dispose of any Diboll Common Stock until after the meeting of Diboll shareholders to vote on the Mergers. As of June 12, 2017, Diboll’s directors and significant shareholders who signed Support Agreements collectively owned approximately 45.2% of the outstanding shares of Diboll Common Stock. The Support Agreements also provide that the Diboll directors and significant shareholders shall not, for a period of two years, compete with Southside, solicit or induce certain employees to terminate employment with Southside or solicit, divert or take away certain customers of Southside for the purpose of selling any product provided by Southside.

The Support Agreements will terminate automatically upon the earlier of (i) the termination of the Merger Agreement and (ii) the effective date of the First Merger.

Key Employee Agreements

Simultaneous with the execution of the Merger Agreement, Southside and Southside Bank entered into key employee agreements with each of Jay Shands, Diboll’s current Chairman, President and Chief Executive Officer, Trey Denman, Diboll’s current Director and Executive Vice President, and James Denman, Diboll’s current Vice President and Treasurer, and certain other officers and employees of Diboll. Pursuant to the key employee agreements, Mr. Shands, III, Mr. Denman, III and Mr. Denman will serve as Regional President, East Texas, Executive Vice President and Executive Vice President, respectively, of Southside Bank, effective upon completion of the First Merger. Each key employee agreement is also conditioned upon and shall become effective only upon the consummation of the First Merger.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated June 12, 2017 regarding mergers.
99.2	Investor Presentation dated June 12, 2017 regarding mergers.

Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of Southside Bancshares, Inc. (“Southside”) or Diboll State Bancshares, Inc. (“Diboll”) may be considered to be "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. These statements may include words such as "expect," "estimate," "project," "anticipate," "appear," "believe," "could," "should," "may," "likely," "intend," "probability," "risk," "target," "objective," "plans," "potential," and similar expressions, although not all forward-looking statements contain such language. Forward-looking statements are statements with respect to Southside’s or Diboll’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause Southside’s or Diboll’s actual results, respectively, to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed merger involving Southside and Diboll, including future financial and operating results, Southside’s and Diboll’s plans, objectives, expectations and intentions, the expected timing of completion of the merger and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to obtain the requisite Diboll shareholder approval; (ii) the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; (iii) the risk that a condition to the closing of the merger may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) liquidity risk affecting Southside’s and Diboll’s abilities to meet its obligations when they come due.

Additional information concerning Southside and its business, including additional factors that could materially affect its financial results, is included in Southside’s Annual Report on Form 10-K for the year ended December 31, 2016 under "Business" and Item 1A. "Risk Factors," and in Southside’s other filings with the Securities and Exchange Commission (the “SEC”). Except as required by law, each of Southside and Diboll disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Additional Information About the Proposed Mergers and Where to Find It

Southside Bancshares, Inc. will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Diboll State Bancshares, Inc. that will also constitute a prospectus of Southside Bancshares, Inc. After the registration statement is declared effective by the SEC, a definitive proxy statement/prospectus will be delivered to the shareholders of Diboll State Bancshares, Inc. SOUTHSIDE BANCSHARES, INC. AND DIBOLL STATE BANCSHARES, INC. URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain (when available) copies of all documents filed with the SEC regarding the transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Southside Bancshares, Inc.’s website (www.southside.com) under the tab “Investor Relations,” and then under the tab “Documents”; (ii) Southside Bancshares, Inc. upon written request to Corporate Secretary, P.O. Box 8444, Tyler, Texas 75711; or (iii) Diboll State Bancshares, Inc. upon written request to Jay Shands at 104 North Temple Drive, Diboll, TX 75941.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSIDE BANCSHARES, INC.

Date:	June 12, 2017	By:	/s/ Julie N. Shamburger
Julie N. Shamburger, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit Index

Incorporated by Reference
Exhibit Number	Exhibit Description	Filed Herewith	Exhibit	Form	Filing Date	File No.
(99)	Additional Exhibits
99.1	Press Release dated June 12, 2017 regarding mergers.	X

99.2	Investor Presentation dated June 12, 2017 regarding mergers.	X